BNY Mellon Appreciation Fund, Inc.
Statement of Investments
March 31, 2025 (Unaudited)

Description	Shares	Value ($)
Common Stocks — 99.5%
Capital Goods — 4.9%
BAE Systems PLC	2,611,730	52,612,886
Deere & Co.	18,250	8,565,638
Eaton Corp. PLC	101,300	27,536,379
Otis Worldwide Corp.	91,045	9,395,844
		98,110,747
Commercial & Professional Services — 1.7%
Automatic Data Processing, Inc.	63,955	19,540,171
Verisk Analytics, Inc.	46,645	13,882,485
		33,422,656
Consumer Discretionary Distribution & Retail — 6.6%
Amazon.com, Inc. (a)	605,335	115,171,037
The Home Depot, Inc.	45,500	16,675,295
		131,846,332
Consumer Durables & Apparel — 3.5%
Hermes International SCA	7,795	20,321,676
LVMH Moet Hennessy Louis Vuitton SE	56,650	35,019,852
NIKE, Inc., Cl. B	217,520	13,808,170
		69,149,698
Consumer Services — 2.9%
Marriott International, Inc., Cl. A	75,445	17,970,999
McDonald’s Corp.	128,180	40,039,587
		58,010,586
Energy — 4.6%
Chevron Corp. (b)	337,635	56,482,959
Exxon Mobil Corp.	289,745	34,459,373
		90,942,332
Financial Services — 15.9%
Berkshire Hathaway, Inc., Cl. A (a)	55	43,914,288
Blackrock, Inc.	50,730	48,014,930
CME Group, Inc.	77,175	20,473,756
Intercontinental Exchange, Inc.	206,395	35,603,138
Mastercard, Inc., Cl. A	75,370	41,311,804
S&P Global, Inc.	98,067	49,827,843
Visa, Inc., Cl. A (b)	218,720	76,652,611
		315,798,370
Food, Beverage & Tobacco — 2.3%
PepsiCo, Inc.	138,605	20,782,434
The Coca-Cola Company	335,885	24,056,083
		44,838,517
Health Care Equipment & Services — 5.3%
Abbott Laboratories	249,670	33,118,726
Intuitive Surgical, Inc. (a)	85,225	42,209,386
UnitedHealth Group, Inc.	57,720	30,230,850
		105,558,962
Household & Personal Products — .7%
The Procter & Gamble Company	77,445	13,198,177
Insurance — 2.4%
The Progressive Corp.	172,050	48,691,871

Statement of Investments (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks — 99.5% (continued)
Materials — 1.2%
The Sherwin-Williams Company	67,735	23,652,385
Media & Entertainment — 6.7%
Alphabet, Inc., Cl. C	510,255	79,717,139
Meta Platforms, Inc., Cl. A	93,250	53,745,570
		133,462,709
Pharmaceuticals, Biotechnology & Life Sciences — 5.8%
AstraZeneca PLC, ADR	339,425	24,947,737
Eli Lilly & Co.	25,000	20,647,750
Novo Nordisk A/S, ADR	705,120	48,963,533
Zoetis, Inc.	128,015	21,077,670
		115,636,690
Real Estate Management & Development — 1.2%
CoStar Group, Inc. (a)	302,560	23,971,829
Semiconductors & Semiconductor Equipment — 11.1%
ASML Holding NV	76,660	50,797,216
NVIDIA Corp.	754,800	81,805,224
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	199,700	33,150,200
Texas Instruments, Inc.	310,945	55,876,816
		221,629,456
Software & Services — 13.0%
Adobe, Inc. (a)	69,715	26,737,793
Gartner, Inc. (a)	29,200	12,256,408
Intuit, Inc.	81,300	49,917,387
Microsoft Corp.	359,300	134,877,627
ServiceNow, Inc. (a)	43,155	34,357,422
		258,146,637
Technology Hardware & Equipment — 7.6%
Apple, Inc.	683,540	151,834,740
Transportation — 2.1%
Canadian Pacific Kansas City Ltd.	341,885	24,003,746
Old Dominion Freight Line, Inc.	104,450	17,281,252
		41,284,998
Total Common Stocks (cost $810,240,032)		1,979,187,692

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies — .4%
Registered Investment Companies — .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $7,994,438)	4.44	7,994,438	7,994,438
Total Investments (cost $818,234,470)		99.9%	1,987,182,130
Cash and Receivables (Net)		.1%	2,002,333
Net Assets		100.0%	1,989,184,463

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)
Security, or portion thereof, on loan. At March 31, 2025, the value of the fund’s securities on loan was $24,937,358 and the value of the collateral was
$24,958,717, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

(c)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to statement of investments.

Statement of Investments
BNY Mellon Appreciation Fund, Inc.

March 31, 2025 (Unaudited)
The following is a summary of the inputs used as of March 31, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,979,187,692	—	—	1,979,187,692
Investment Companies	7,994,438	—	—	7,994,438
	1,987,182,130	—	—	1,987,182,130

†	See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Trust’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At March 31, 2025, accumulated net unrealized appreciation on investments was $1,168,947,659, consisting of $1,187,496,987 gross unrealized appreciation and $18,549,328 gross unrealized depreciation.
At March 31, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.